Exhibit 24.1

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ William D. Breedlove
William D. Breedlove

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ Larry Edwards
Larry Edwards

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ Gary L. Forbes
Gary L. Forbes

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ Philip J. Hawk
Philip J. Hawk

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ Max L. Lukens
Max L. Lukens

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ George Martinez
George Martinez

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ Ed Phipps
Ed Phipps

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ W. B. Pieper
W. B. Pieper

NCI BUILDING SYSTEMS, INC.

Power of Attorney

WHEREAS, NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, its Annual Report on Form 10-K, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Norman C. Chambers, Mark E. Johnson and Todd R. Moore, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 11th day of December, 2008.

/s/ John K. Sterling
John K. Sterling